Derivative Instruments	12 Months Ended
Mar. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments
Derivative Instruments

In the normal course of business, the Company is exposed to interest rate and foreign exchange rate fluctuations. As part of its risk management strategy, the Company uses derivative instruments, primarily foreign currency forward and option contracts and interest rate swaps, to hedge certain foreign currency and interest rate exposures. The Company’s objective is to reduce earnings volatility by offsetting gains and losses resulting from these exposures with losses and gains on the derivative contracts used to hedge them.

Derivatives Designated for Hedge Accounting

Cash flow hedges

The Company uses interest rate swap agreements designated as cash flow hedges to mitigate its exposure to interest rate risk associated with the variability of cash outflows for interest payments on certain floating interest rate debt, which effectively converts the debt into fixed interest rate debt. As of March 31, 2018 and March 31, 2017, the Company had interest rate swap agreements with a total notional amount of $635 million and $607 million, respectively.

For the fiscal year ended March 31, 2018, the Company performed both retrospective and prospective hedge effectiveness analyses for these interest rate swaps. The Company applied the long-haul method outlined in ASC 815 “Derivatives and Hedging", to assess retrospective and prospective effectiveness of the interest rate swaps. A quantitative effectiveness analysis assessment of the hedging relationship was performed using regression analysis, and as of March 31, 2018, the Company determined that the hedging relationship was highly effective.

The Company has designated certain foreign currency forward contracts as cash flow hedges to reduce risks related to certain Indian Rupee denominated intercompany obligations and forecasted transactions. The notional amounts of these foreign currency forward contracts as of March 31, 2018 and March 31, 2017 was $634 million and $486 million, respectively. As of March 31, 2018, the related forecasted transactions extend through February 2020.

For the fiscal years ended March 31, 2018 and March 31, 2017, the Company performed an assessment at the inception of these cash flow hedge transactions and determined that all critical terms of the hedging instruments and hedged items matched. The Company performs an assessment of critical terms on an on-going basis throughout the hedging period. During the fiscal years ended March 31, 2018 and March 31, 2017, the Company had no cash flow hedges for which it was probable that the hedged transaction would not occur. As of March 31, 2018, $15 million of the existing amount of gain reported in AOCI related to these cash flow hedges is expected to be reclassified into earnings within the next 12 months.

The pre-tax impact of gain (loss) on derivative instruments designated for hedge accounting recognized in other comprehensive income and net income was not material for the fiscal years ended March 31, 2018 and March 31, 2017.

Derivatives Not Designated For Hedge Accounting

The derivative instruments not designated as hedges for purposes of hedge accounting include certain short-term foreign currency forward and option contracts. Derivative instruments that are not designated as hedges are adjusted to fair value through earnings in the financial statement line item to which the derivative relates.

Foreign currency forward contracts

The Company manages the exposure to fluctuations in foreign currencies by using short-term foreign currency forward contracts to hedge certain foreign currency denominated assets and liabilities, including intercompany accounts and loans. The notional amount of the foreign currency forward contracts outstanding as of March 31, 2018 and March 31, 2017 was $3.1 billion and $2.9 billion, respectively.

The following table presents the pretax amounts impacting income related to foreign currency forward contracts:

		Fiscal Years Ended
(in millions)	Statement of Operations Line Item	March 31, 2018	March 31, 2017	April 1, 2016
Foreign currency forward contracts	Other (income) expense, net	$118	$(84)	$19

Fair Value of Derivative Instruments

All derivative instruments are recorded at fair value. The Company’s accounting treatment for these derivative instruments is based on its hedge designation. The following tables present the fair values of derivative instruments included in the balance sheets:

	Derivative Assets
		As of
(in millions)	Balance Sheet Line Item	March 31, 2018	March 31, 2017

Derivatives designated for hedge accounting:
Interest rate swaps	Other assets	$6	$5
Foreign currency forward contracts	Other current assets	14	27
Total fair value of derivatives designated for hedge accounting		$20	$32

Derivatives not designated for hedge accounting:
Foreign currency forward contracts	Other current assets	$4	$15
Total fair value of derivatives not designated for hedge accounting		$4	$15

	Derivative Liabilities
		As of
(in millions)	Balance Sheet Line Item	March 31, 2018	March 31, 2017

Derivatives designated for hedge accounting:
Interest rate swaps	Other long-term liabilities	$—	$1
Foreign currency forward contracts	Accrued expenses and other current liabilities	3	—
Total fair value of derivatives designated for hedge accounting:		$3	$1

Derivatives not designated for hedge accounting:
Foreign currency forward contracts	Accrued expenses and other current liabilities	$6	$12
Total fair value of derivatives not designated for hedge accounting		$6	$12

The fair value of foreign currency forward contracts represents the estimated amount required to settle the contracts using current market exchange rates, and is based on the period-end foreign currency exchange rates and forward points as Level 2 inputs. The fair value of interest rate swaps is estimated based on valuation models that use interest rate yield curves as Level 2 inputs.

Other risks

The Company is exposed to the risk of losses in the event of non-performance by the counterparties to its derivative contracts. To mitigate counterparty credit risk, the Company regularly reviews its credit exposure and the creditworthiness of the counterparties. The Company also enters into enforceable master netting arrangements with some of its counterparties. However, for financial reporting purposes, it is the Company's policy not to offset derivative assets and liabilities despite the existence of enforceable master netting arrangements with some of its counterparties. The following table provides information about the potential effect of such netting arrangements on the Company's derivative instruments:

	Fair Value as of
	March 31, 2018		March 31, 2017
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount of derivative instruments recognized in the balance sheets	$24	$9	$47	$13
Gross amounts not offset in the balance sheets (1)	1	2	1	2
Net amount	$23	$7	$46	$11
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(1)
These amounts represent the fair value of derivative instruments subject to enforceable master netting arrangements that the Company has elected to not offset. The Company's derivative contracts do not require it to hold or post financial collateral.